GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds

Class A, Class C, Institutional, Class IR, Class R and Class R6 Shares of the

Goldman Sachs Focused Growth Fund

Supplement dated April 21, 2017 to the

Prospectus and Summary Prospectus, each dated December 29, 2016, each as supplemented to date

The Board of Trustees of the Goldman Sachs Trust (“Board”) has approved an Agreement and Plan of Reorganization (the “Plan”) which contemplates the reorganization of the Goldman Sachs Focused Growth Fund (the “Acquired Fund”) with and into the Goldman Sachs Concentrated Growth Fund (the “Surviving Fund” and, together with the Acquired Fund, the “Funds”). The reorganization was recommended by the Funds’ investment adviser, Goldman Sachs Asset Management, L.P. (the “Investment Adviser”). The reorganization was recommended in connection with an effort to optimize the Goldman Sachs Funds and eliminate overlapping products.

Under the terms of the Plan, the Acquired Fund will transfer all of its assets to the Surviving Fund and the Surviving Fund will assume all of the liabilities of the Acquired Fund. Subsequently, the Acquired Fund will be liquidated and shareholders of the Acquired Fund will become shareholders of the Surviving Fund. Shareholders of the Acquired Fund will receive shares of the Surviving Fund that are equal in aggregate net asset value to the shares of the Acquired Fund held immediately prior to the closing date. Shareholders of each class of shares of the Acquired Fund will receive the corresponding class of the Surviving Fund, as follows:

Acquired Fund		Surviving Fund
Class A	g	Class A
Class C	g	Class C
Institutional	g	Institutional
Class IR	g	Class IR
Class R	g	Class R
Class R6	g	Class R6

The reorganization is expected to close during July 2017 or on such other date as the parties to the reorganization shall agree. The reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.

The Board, after careful consideration, unanimously approved the Plan. After considering the recommendation of the Investment Adviser, the Board concluded that: (i) the reorganization is in the best interests of each Fund; and (ii) the interests of the shareholders of each Fund will not be diluted as a result of the reorganization.

Completion of the reorganization is subject to a number of conditions, but shareholders of the Acquired Fund are not required to approve the Plan. Existing Acquired Fund shareholders will receive an information statement describing in detail both the proposed reorganization and the Surviving Fund, and summarizing the Board’s considerations in approving the reorganization and Plan. As of the close of business on April 21, 2017, the Acquired Fund may depart from its stated investment objectives and policies as it prepares to reorganize with and into the Surviving Fund.

After the close of business on May 22, 2017, the Acquired Fund will discontinue accepting orders for the purchase of Acquired Fund shares or exchanges into the Acquired Fund from other Goldman Sachs Funds; provided, however, that existing shareholders of the Acquired Fund may continue to reinvest dividends and distributions, if any. Additionally, certain employee benefit plans and certain financial institutions providing services to employee benefit plans that hold shares of the Acquired Fund as of the close of business on May 22, 2017 may continue to purchase shares of the Acquired Fund, including 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans, 457 plans and SIMPLE plans.

Between April 21, 2017 and the effective time of the reorganization, Acquired Fund shareholders may continue to exchange shares of that Fund at net asset value without imposition of a contingent deferred sales charge for shares of the same class or an equivalent class of other Goldman Sachs Funds. Additionally, during such period, redemptions by Acquired Fund shareholders will not be subject to any applicable contingent deferred sales charge. Redemption and exchange orders should be submitted in the manner described in the Acquired Fund’s Prospectus under “Shareholder Guide.”

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

EQG1MERGE 04-17